Net investment income	12 Months Ended
Dec. 31, 2018
Net investment income [abstract]
Net investment income

The notes included in this section focus on the results and performance of the Barclays Group. Information on the income generated, expenditure incurred, segmental performance, tax, earnings per share and dividends are included here. For further detail on performance, see income statement commentary within Financial review (unaudited) on page 00.

6 Net investment income

Accounting for net investment income

Dividends are recognised when the right to receive the dividend has been established. Other accounting policies relating to net investment income are set out in Note 13 and Note 15.

	2018	2017	2016
	£m	£m	£m
Net gains from disposal of available for sale investments[a]	-	298	912
Net gains from disposal of debt instruments at fair value through other comprehensive income	158	-	-
Dividend income	91	48	8
Net gains from financial instruments designated at fair value[b]	-	338	158
Net gains from financial instruments mandatorily at fair value	226	-	-
Other investment income	110	177	246
Net investment income	585	861	1,324

Notes

a Following the adoption of IFRS 9, available for sale classification is no longer applicable.

b Following the adoption of IFRS 9, this category only includes financial assets designated at fair value to eliminate or reduce an accounting mismatch. The net gains on such instruments are recognised in net trading income which helps to reduce an income statement presentation mismatch.